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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report:                            JULY 14, 1997

Date of earliest event reported:           JULY 10, 1997


                       DIAMOND OFFSHORE DRILLING, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                        1-13926                76-0321760
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


   15415 KATY FREEWAY, HOUSTON, TEXAS                                77094
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code              (281) 492-5300


                                NOT APPLICABLE
             (Former name, former address and former fiscal year,
                        if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On July 10, 1997, Diamond Offshore Drilling, Inc. ("Diamond Offshore") (NYSE: DO) issued a press release announcing that its Board of Directors has declared a two-for-one stock split in the form of a stock dividend to stockholders of record on July 24, 1997. The Diamond Offshore Board has also declared a quarterly dividend of $0.14 per common share, on the pre-split shares, payable on August 7,1997 to shareholders of record as of July 24, 1997.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of businesses acquired.

                 Not applicable.

         (b)     Pro forma financial information.

                 Not applicable.

         (c)     Exhibits.

     Exhibit number      Description
     --------------      -----------

          20.1 Press Release of Diamond Offshore Drilling, Inc. dated July 10, 1997 (filed herewith).


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIAMOND OFFSHORE DRILLING, INC.


                                       By: /s/ RICHARD L. LIONBERGER
                                           ----------------------------------
                                           Richard L. Lionberger
                                           Vice President, General Counsel
                                                    and Secretary



Dated:  July 14, 1997


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                                 EXHIBIT INDEX

 Exhibit number      Description
 --------------      -----------

      20.1 Press Release of Diamond Offshore Drilling, Inc. dated July 10, 1997 (filed herewith).